SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 21, 2005

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue	02155
Medford, MA	(Zip Code)
(Address of principal executive offices)

(781) 391-4000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Century Bancorp, Inc. letter to shareholders, dated June 21, 2005

Item 8.01 Other Events

On June 21, 2005, Century Bancorp, Inc., issued a letter to shareholders containing the Company’s response on a 13D statement filed with the Securities and Exchange Commission on June 8, 2005. The letter to shareholders is attached hereto as Exhibit 99.1.

This report contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. Persons reviewing this report are cautioned not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Century Bancorp, Inc. letter to shareholders, dated June 21, 2005.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ Paul V. Cusick, Jr. Paul V. Cusick, Jr. Vice President and Treasurer

Dated: June 23, 2005